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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                JANUARY 22, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                  333-74846                  84-1573852
       (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)          Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      As previously disclosed in Raptor Networks Technology, Inc.'s (referred to herein as the "Company") Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on January 22, 2007, the Company entered into Amendment and Exchange Agreements, dated as of January 18, 2007, with three institutional accredited investors (the "Investors"), providing for, among other things, the issuance by the Company of senior convertible notes, Series L-1 Warrants, Series M-1 Warrants, Series L-2 Warrants and Series M-2 Warrants.

      The Company and the Investors subsequently entered into Amended and Restated Amendment and Exchange Agreements, dated as of January 22, 2007, providing for:

            o an increase in the aggregate number of Series L-1 Warrants by 2,275,415, from 20,478,748 to 22,754,163; and

            o an extension of the deadline for the Company to file an initial registration statement with the SEC covering shares of Common Stock underlying the senior convertible notes from January 23, 2007 to January 29, 2007.

      A form of Amended and Restated Amendment and Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the above description of the Amended and Restated Amendment and Exchange Agreements is qualified by reference to the complete text of the attached form of agreement.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit Number    Description
         --------------    -----------

         10.1 Form of Amended and Restated Amendment and Exchange Agreement, dated January 22, 2007.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 23, 2007                 RAPTOR NETWORKS TECHNOLOGY, INC.



                                       By: /s/ Bob Van Leyen
                                           ------------------------------
                                           Bob van Leyen
                                           Chief Financial Officer and Secretary




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